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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2015

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10989 (Commission File Number)	61-1055020 (IRS Employer Identification No.)
353 N. Clark Street, Suite 3300, Chicago, Illinois (Address of Principal Executive Offices)		60654 (Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On August 17, 2015, Ventas, Inc. (the "Company"), entered into a Separation and Distribution Agreement with Care Capital Properties, Inc. ("CCP"), pursuant to which the Company agreed to transfer most of its post-acute / skilled nursing facility portfolio to CCP (the "Separation") and distribute all of the Company-owned common stock of CCP to the Company's stockholders in a distribution intended to be tax-free to the Company's stockholders (the "Distribution"). The Distribution was effective at 11:59 p.m., Eastern Time, on August 17, 2015 to the Company's stockholders of record as of the close of business on August 10, 2015. As a result of the Distribution, CCP is now an independent public company and its common stock is listed under the symbol "CCP" on the New York Stock Exchange.

        In connection with the Separation and Distribution, on August 17, 2015, the Company entered into various agreements with CCP contemplated by the Separation and Distribution Agreement to provide a framework for the Company's relationship with CCP after the Separation and Distribution, including the following additional agreements:

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  Transition Services Agreement

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  Tax Matters Agreement

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  Employee Matters Agreement

The Separation and Distribution Agreement

        The separation and distribution agreement sets forth, among other things, other agreements that govern certain aspects of CCP's relationship with the Company after the distribution date.

        Transfer of Assets and Assumption of Liabilities.    The separation and distribution agreement identified the transferred assets, assumed liabilities, and the assigned contracts for each of CCP and the Company as part of the separation of the Company into two companies. In particular, the separation and distribution agreement provides, among other things, that subject to the terms and conditions contained therein:

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  Certain assets related to CCP's business, referred to as the "CCP Assets," have been transferred to CCP or one of CCP's subsidiaries, including, without limitation:

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  Real property;

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  Contracts that relate to CCP's business;

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  Equity interests of certain CCP subsidiaries that hold assets and liabilities related to the CCP business;

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  Intellectual property, software, hardware and technology related to the CCP Assets, the CCP Liabilities, or the CCP business;

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  Information related to the CCP Assets, the CCP Liabilities (as defined below), or the CCP business;

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  Rights and assets expressly allocated to CCP or one of CCP's subsidiaries pursuant to the terms of the separation and distribution agreement or certain other agreements entered into in connection with the separation; and

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  Permits that primarily relate to the CCP business;

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  Certain liabilities related to the CCP business or the CCP Assets, referred to as the "CCP Liabilities," have been retained by or transferred to CCP or one of CCP's subsidiaries, including:

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  Liabilities arising out of actions, inactions, events, omissions, conditions, facts, or circumstances occurring or existing prior to the completion of the separation to the extent related to the CCP business or the CCP Assets;

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    Liabilities and obligations expressly allocated to CCP or one of CCP's subsidiaries pursuant to the terms of the separation and distribution agreement or certain other agreements entered into in connection with the separation;

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    Liabilities to the extent relating to, arising out of or resulting from contracts, intellectual property, hardware, software, technology or permits transferred to CCP in connection the separation;

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    Liabilities relating to the credit facility or other financing arrangements that CCP or its subsidiaries entered into in connection with the separation;

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    Liabilities relating to certain impositions with respect to CCP; and

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    Liabilities relating to claims brought by third parties to the extent relating to, arising out of or resulting from the CCP business, the CCP Assets, or the CCP Liabilities;

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  All of the assets and liabilities (including whether accrued, contingent, or otherwise) other than the CCP Assets and CCP Liabilities (such assets and liabilities, other than the CCP Assets and the CCP Liabilities, referred to as the "the Company Assets" and "the Company Liabilities," respectively) have been retained by or transferred to the Company or its subsidiaries.

        Except as expressly set forth in the separation and distribution agreement or any ancillary agreement, neither CCP nor the Company make any representation or warranty as to the assets, business or liabilities transferred or assumed as part of the separation, as to any approvals or notifications required in connection with the transfers, as to the value of or the freedom from any security interests of any of the assets transferred, as to the absence or presence of any defenses or right of setoff or freedom from counterclaim with respect to any claim or other asset of either CCP or the Company, or as to the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset or thing of value to be transferred in connection with the separation. With limited exceptions, all assets have been transferred on an "as is," "where is" basis and the respective transferees bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good and marketable title, free and clear of all security interests, and that any necessary consents or governmental approvals are not obtained or that any requirements of laws, agreements, security interests, or judgments are not complied with.

        Releases.    The separation and distribution agreement provides that CCP and its affiliates release and discharge the Company and its affiliates from all liabilities assumed by CCP as part of the separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the distribution date relating to CCP's business, and from all liabilities existing or arising in connection with the implementation of the separation, except as expressly set forth in the separation and distribution agreement. The Company and its affiliates have released and discharge CCP and its affiliates from all liabilities retained by the Company and its affiliates as part of the separation and from all liabilities existing or arising in connection with the implementation of the separation, except as expressly set forth in the separation and distribution agreement.

        These releases do not extend to obligations or liabilities under any agreements between the parties that remain in effect following the separation, which agreements include, but are not limited to, the separation and distribution agreement, transition services agreement, tax matters agreement, employee matters agreement and certain other agreements executed in connection with the separation.

        Indemnification.    In the separation and distribution agreement, CCP and its subsidiaries agreed to indemnify, defend and hold harmless the Company and its subsidiaries, each of its affiliates and each of their respective directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

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  The CCP Liabilities;

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  The failure of CCP or any of its subsidiaries to pay, perform or otherwise promptly discharge any of the CCP Liabilities, in accordance with their respective terms, whether prior to, on or after the distribution;

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  Except to the extent it relates to a the Company Liability, any guarantee, indemnification or contribution obligation, surety bond or other credit support agreement, arrangement, commitment or understanding for the benefit of CCP or its subsidiaries by the Company or its subsidiaries that survives following the distribution;

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  Any breach by CCP or any of its subsidiaries of the separation and distribution agreement or any of the ancillary agreements; and

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  Any untrue statement or alleged untrue statement of a material fact in the registration statement on Form 10 filed pursuant to the separation and distribution or other disclosure document, except for those statements made explicitly in the Company's name.

        The Company and its subsidiaries agreed to indemnify, defend and hold harmless CCP and its subsidiaries, each of its affiliates and each of its respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from:

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  The Company Liabilities;

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  The failure of the Company or any of its subsidiaries, other than CCP, to pay, perform or otherwise promptly discharge any of the Company Liabilities, in accordance with their respective terms whether prior to, on, or after the distribution;

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  Except to the extent it relates to a CCP Liability, any guarantee, indemnification or contribution obligation, surety bond or other credit support agreement, arrangement, commitment or understanding for the benefit of the Company or its subsidiaries by CCP or its subsidiaries that survives following the distribution;

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  Any breach by the Company or any of its subsidiaries, other than CCP, of the separation and distribution agreement or any of the ancillary agreements; and

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  Any untrue statement or alleged untrue statement of a material fact made explicitly in the Company's name in the registration statement on Form 10 filed pursuant to the separation and distribution or other disclosure document.

        The separation and distribution agreement also establishes procedures with respect to claims subject to indemnification and related matters.

        Insurance.    The separation and distribution agreement provides for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the distribution and will set forth procedures for the administration of insured claims and address certain other insurance matters.

        Further Assurances.    In addition to the actions specifically provided for in the separation and distribution agreement, except as otherwise set forth therein or in any ancillary agreement, both CCP and the Company agreed in the separation and distribution agreement to use reasonable best efforts, prior to, on and after the distribution date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by the separation and distribution agreement and the ancillary agreements.

        Transition Committee.    The separation and distribution agreement provides that CCP and the Company shall establish a transition committee that will consist of an equal number of members from CCP and the Company. The transition committee will be responsible for monitoring and managing all matters related to the separation and all other transactions contemplated by the separation and distribution agreement or any ancillary agreement. The transition committee will have the power to establish various subcommittees from time to time as it deems appropriate or as may be described in the ancillary agreements.

        Dispute Resolution.    The separation and distribution agreement contains provisions that govern, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between CCP and the Company related to the separation or distribution and that are unable to be resolved by the transition committee. These provisions contemplate that efforts will be made to resolve disputes, controversies and claims by escalation of the matter to senior management or other mutually agreed representatives of CCP and the Company. If such efforts are not successful, either CCP or the Company may submit the dispute, controversy or claim to nonbinding mediation or, if such nonbinding mediation is not successful, binding alternative dispute resolution, subject to the provisions of the separation and distribution agreement.

        Expenses.    Except as expressly set forth in the separation and distribution agreement or in any ancillary agreement, or as otherwise agreed in writing by the Company and CCP, all costs and expenses incurred in connection with the separation from and after the distribution date will be paid by the party incurring such cost and expense. CCP is responsible for the fees associated with the incurrence of its indebtedness in connection with the separation.

        Non-Solicitation; No-Hire.    The separation and distribution agreement provides that for a period of two years after the separation, CCP will not solicit for hire, subject to certain exceptions, any the Company employees without prior consent from the Company. The separation and distribution agreement also provides that for a period of six months following the separation, neither CCP nor the Company will hire any current or former employees of the other, subject to certain exceptions.

        Common Tenants.    The separation and distribution agreement provides that with respect to certain properties leased by specified common tenants of CCP and the Company, CCP's right to accelerate the payment of the remaining rent owing by a common tenant in the event of a default under the respective master lease is subject to the Company's consent or simultaneous acceleration of rents due under the Company's corresponding master lease with the same common tenant.

        Title Transfers.    Under the separation and distribution agreement, the Company has conveyed certain properties to CCP pursuant to conveyance documents in a manner intended to transfer to CCP, to the extent possible, the benefit of existing coverage under title insurance policies held by the Company with respect to such properties.

        Other Matters.    Other matters governed by the separation and distribution agreement include access to financial and other information, confidentiality, access to and provision of records and treatment of outstanding guarantees and similar credit support.

        Termination.    The separation and distribution agreement may not be terminated except by an agreement in writing signed by both the Company and CCP.

        Amendments.    The separation and distribution agreement provides that no provision of the separation and distribution agreement may be amended or modified except by a written instrument signed by both the Company and CCP.

Transition Services Agreement

        CCP and the Company entered into a transition services agreement prior to the distribution pursuant to which the Company and its subsidiaries provide to CCP, on an interim, transitional basis, various services. The services provided include information technology, accounting and tax services. The overall fee charged by the Company for such services (the "Service Fee") is generally intended to allow the Company to recover all costs and expenses anticipated to be incurred in connection with the provision of such services. The Service Fee will be payable in four quarterly installments.

        The transition services agreement will terminate on the expiration of the term of the last service provided under it, which will be on or prior to August 31, 2016. CCP generally can terminate that service prior to the scheduled expiration date, subject to a minimum notice period of 60 days or such lesser time as may be agreed on by CCP and the Company. Services can only be terminated at a month-end. Due to interdependencies between services, certain services may be extended or terminated early only if other services are likewise extended or terminated. Early termination of any service or of the transition services agreement will not relieve CCP of its obligation to pay the Service Fee. the Company may terminate the transition services agreement upon a change of control of CCP, and the agreement is also terminable by the parties in certain other customary circumstances. However, if the Company terminates the transition services agreement following a change of control of CCP, CCP will be relieved of the obligation to pay the quarterly Service Fee for any quarter after the quarter in which the agreement was terminated.

Tax Matters Agreement

        CCP and the Company entered into a tax matters agreement prior to the distribution which generally governs the Company's and CCP's respective rights, responsibilities and obligations after the distribution with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution and certain related transactions to qualify as tax-free for U.S. federal income tax purposes), tax attributes, tax returns, tax elections, tax contests and certain other tax matters.

        In addition, the tax matters agreement imposes certain restrictions on CCP and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that will be designed to preserve the tax-free status of the distribution and certain related transactions. The tax matters agreement provides special rules that allocate tax liabilities in the event the distribution, together with certain related transactions, is not tax-free. In general, under the tax matters agreement, each party is expected to be responsible for any taxes imposed on, and certain related amounts payable by, the Company or CCP that arise from the failure of the distribution, together with certain related transactions, to qualify as a tax-free transaction for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) and certain other relevant provisions of the Code, to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party's respective stock, assets or business, or a breach of the relevant representations or covenants made by that party in the tax matters agreement.

Employee Matters Agreement

        CCP and the Company entered into an employee matters agreement in connection with the separation to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs, and other related matters.

        The employee matters agreement governs the Company's and CCP's compensation and employee benefit obligations relating to current and former employees of each company, and generally allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs. The employee matters agreement provides that, with the exception of the Company's welfare benefit plans that provide for medical, dental, life insurance, accidental death & dismemberment, employee assistance, and short-term and long-term disability benefits (the "selected welfare plans"), CCP's active employees generally will not participate in benefit plans sponsored or maintained by the Company and will participate in CCP's benefit plans. The employee matters agreement also provides that, with respect to the selected welfare plans, CCP's active employees will continue to participate in such plans through December 31, 2015 (unless otherwise agreed by the Company and CCP), and that CCP will reimburse the Company for the direct and indirect costs of such participation in accordance with the applicable provisions of the transition services agreement described above. In addition, the employee matters agreement provides that, unless otherwise specified, the Company will be responsible for liabilities associated with employees who will be employed by the Company following the distribution and former the Company employees, and CCP will be responsible for liabilities associated with employees who will be employed by CCP following the distribution.

        The employee matters agreement also describes the general treatment of outstanding equity awards of the Company held by the Company employees and CCP employees. As of the distribution, equity awards were outstanding under the Company's equity-based incentive plans. As of the distribution, outstanding Company equity awards held by (1) the Company employees who became CCP employees in connection with the separation were converted into awards in respect of CCP common stock, and (2) individuals other than such CCP employees will continue to be awards in respect of the Company common stock. In order to preserve the value of each stock option, the exercise price of the adjusted options is modified as necessary to preserve the same ratio as existed prior to the distribution of the exercise price to the per share value of the underlying stock, and the number of shares subject to the adjusted option is increased or decreased as to preserve the aggregate spread value in the option. Similar adjustments apply with respect to other adjusted Company equity awards in order to preserve the value of such awards. The original vesting schedule will remain in effect for all equity awards, with service measured by reference to the applicable post-separation employer.

        The employee matters agreement also sets forth the general principles relating to employee matters, including with respect to workers' compensation, employee service credit, and the sharing of employee information.

        The above summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        In connection with the Separation and Distribution, Raymond J. Lewis resigned from his position as President of the Company. Mr. Lewis is Chief Executive Officer of CCP, and serves on CCP's board of directors.

        Also in connection with the Separation and Distribution, Ronald G. Geary resigned as a director of the Company, effective as of immediately prior to the Distribution. As of the Distribution, Mr. Geary serves as a director of CCP.

Item 8.01.    Other Events.

        A copy of the press release issued by the Company on August 18, 2015 announcing completion of the Separation and Distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(b)
Pro Forma Financial Information

        The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Separation and Distribution, and the related notes thereto, is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)
Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
10.1	Transition Services Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
10.2	Tax Matters Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
10.3	Employee Matters Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
99.1	Ventas, Inc. press release dated August 18, 2015.
99.2	Unaudited pro forma condensed consolidated financial information.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: August 21, 2015	By:	/s/ T. RICHARD RINEY T. Richard Riney Executive Vice President, Chief Administrative Officer and General Counsel

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
10.1	Transition Services Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
10.2	Tax Matters Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
10.3	Employee Matters Agreement, dated as of August 17, 2015, by and between Ventas, Inc. and Care Capital Properties, Inc.
99.1	Ventas, Inc. press release dated August 18, 2015.
99.2	Unaudited pro forma condensed consolidated financial information.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX